UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2017
 Date of Report (Date of earliest event reported)

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2125 O'Nel Drive
San Jose, CA    95131
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 10, 2017, 8x8, Inc. (the "Company") held its annual meeting of stockholders at which stockholders voted on each of the following proposals:

  Proposal 1. Election of Guy L. Hecker, Jr., Vikram Verma, Bryan R. Martin, Eric Salzman, Ian Potter, Jaswinder Pal Singh, and Vladimir Jacimovic to serve as directors until the next annual meeting of stockholders.
  Proposal 2. Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2018.
  Proposal 3. To approve the Company's Second Amended and Restated 1996 Employee Stock Purchase Plan.
  Proposal 4. To approve the material terms of the performance goals under the Company's Amended and Restated 2012 Equity Incentive Plan, solely for the purposes of Internal Revenue Code Section 162(m).
  Proposal 5. To hold an advisory vote to approve executive compensation.
  Proposal 6. To hold an advisory vote on the frequency of future advisory votes on executive compensation.

Final voting results were as follows:

  Proposal 1 - Election of Directors.
	For	Withheld	Broker Non-Vote
Guy L. Hecker, Jr.	52,658,610	4,893,004	22,008,127
Vikram Verma	56,814,472	737,142	22,008,127
Bryan R. Martin	56,950,411	601,203	22,008,127
Eric Salzman	56,041,667	1,509,947	22,008,127
Ian Potter	56,142,149	1,409,465	22,008,127
Jaswinder Pal Singh	56,917,290	634,324	22,008,127
Vladimir Jacimovic	56,919,153	632,461	22,008,127
  Proposal 2 - Ratification of Independent Registered Public Accounting Firm.
For	Against	Abstain	Broker Non-Vote
78,060,121	1,407,134	92,486	—
  Proposal 3 - Approve the Company's Second Amended and Restated 1996 Employee Stock Purchase Plan.
For	Against	Abstain	Broker Non-Vote
51,474,073	5,839,917	237,624	22,008,127
  Proposal 4 - Approve the material terms of the performance goals under the Company's Amended and Restated 2012 Equity Incentive Plan.
For	Against	Abstain	Broker Non-Vote
55,399,100	2,106,402	46,112	22,008,127
  Proposal 5 - Non-binding, advisory vote on executive compensation.
For	Against	Abstain	Broker Non-Vote
54,981,705	2,446,165	123,744	22,008,127
  Proposal 6 - Non-binding, advisory vote on the frequency of future advisory votes on executive compensation.
1 Year	2 Years	3 Years	Abstain
54,227,543	1,702,228	1,571,949	49,894

Considering the stockholders' vote on Proposal No. 6, the company has decided to conduct its advisory vote on named executive officers' compensation on an annual basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2017

8X8, INC.

By: /s/ Mary Ellen Genovese

Mary Ellen Genovese
Chief Financial Officer and Secretary

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